                                                                      Exhibit 10

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information of the WM Diversified Strategies III Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated March 29, 2004, relating to the financial statements of First SunAmerica Life Insurance Company and our report dated March 4, 2004, relating to the financial statements of FS Variable Separate Account. We also consent to the incorporation by reference of our reports into the WM Diversified Strategies III Variable Annuity Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.


PricewaterhouseCoopers LLP
Los Angeles, California
April 20, 2004